FIRST EAGLE CREDIT OPPORTUNITIES FUND (the “Fund”)

Supplement dated February 5, 2021 to the
Fund’s Prospectus and Statement of Additional Information dated December 9, 2020
(respectively, the “Prospectus” and the “SAI”)

Effective immediately, the following is added to the sections of the Prospectus entitled “Leverage” and “Use of Leverage”:

The Fund has formed a wholly-owned special purpose subsidiary that has entered into a secured credit facility (the “Credit Agreement”) with Ally Bank and such other lenders that may become party to the Credit Agreement (the “Lenders”). Pursuant to the terms of the Credit Agreement, the special purpose subsidiary, of which the Fund is the sole member and designated manager, may borrow money from the Lenders up to a maximum aggregate outstanding amount of $75 million, subject to change by mutual agreement of the borrower and the Lenders.

Leveraging is a speculative technique and there are special risks and costs involved. Certain types of borrowings may, and the Credit Agreement does, result in the Fund effectively being subject to covenants relating to asset coverage, portfolio composition and operational requirements. Among other things, these covenants can mean that termination of the Investment Advisory Agreement or the Investment Subadvisory Agreement, or the loss of certain key personnel, may adversely impact the terms of the Fund’s or its subsidiaries’ financing facilities or any financing facility into which the Fund or its subsidiaries may enter in the future, which could have a material adverse effect on the Fund’s business and financial condition. Covenants can also limit the ability to distribute assets or income from the subsidiary back to the Fund. The borrowings which the Fund may incur may be, and the Credit Agreement is, secured by a lien on all or a portion of the Fund’s and/or the subsidiary’s assets (the “Collateral”).

The Credit Agreement is commonly referred to as an asset-backed facility. Under such a credit facility, a decrease in the market value of the assets (due to market conditions, the fair valuation of the assets or otherwise) would increase the effective amount of leverage and could result in the possibility of a violation of certain covenants. A breach of a covenant can result in an event of default, which may permit the agent on behalf of the Lender to accelerate the debt and/or exercise rights and remedies against the Collateral. Liquidation of the Collateral at an inopportune time could adversely impact the performance of the Fund and could, if the value of the assets declined significantly, cause a loss of all or a substantial amount of the value of the Collateral. In the event of a sudden, precipitous drop in the value of the Collateral, the Fund and/or the subsidiary might not be able to dispose of assets quickly enough to pay down debt, resulting in a foreclosure or other total loss of some or all of the Collateral.

There can be no assurance that the Fund’s leveraging strategies will be successful or result in a higher yield on your Common Shares. When leverage is used, the NAV of the Common Shares and the yield to Common Shareholders will be more volatile. In addition, interest and other expenses borne by the Fund with respect to its use of borrowings or any other forms of leverage are borne by the Common Shareholders and result in a reduction of the NAV of the Common Shares. In addition, because the fees received by the Adviser and Subadviser are based on the average daily value of the Fund’s Managed Assets (including any assets attributable to borrowings for investment purposes), the Adviser and the Subadviser have a financial incentive for the Fund to use certain forms of leverage (e.g., borrowings and preferred shares), which may create a conflict of interest between the Adviser and the Subadviser, on the one hand, and the Common Shareholders, on the other hand.

The Fund’s financing subsidiary serving as the borrower under the Credit Agreement, which is expected to hold a majority of the Fund’s assets, is not registered under the Investment Company Act of 1940 (the “1940 Act”). However, to the extent applicable, the subsidiary will be subject to the same fundamental investment restrictions and will follow the same compliance policies and procedures as the Fund. Compliance with the Fund’s investment restrictions also generally will be measured on an aggregate basis in respect of the Fund’s and the subsidiary’s portfolios, and the subsidiary will comply with the 1940 Act provisions governing affiliate transactions and custody of assets. (Custody of these assets will be maintained with US Bank NA rather than with JP Morgan Chase Bank NA, which is otherwise the custodian of the Fund’s assets). The Fund is the sole member of the subsidiary and does not expect interests in the subsidiary to be offered or sold to other investors.

Investors Should Retain This Supplement for Future Reference